Exhibit 4.1

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Praxis Precision Medicines, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $0.0001 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . PRAXIS PRECISION MEDICINES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Chief Executive Officer Chief Financial Officer By AUTHORIZED SIGNATURE 09/22/2015 DELAWARE CO R PO RATE PRAXIS PRECISI ON MEDICINES, INC. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# 74006W 10 8 DD-MMM-YYYY * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * * * * * * 000000* * * * * * * * * * * * * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Sample * * * * Mr. Sample * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * * 000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *0 00000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *00 0000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000 000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *0000 00* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *00000 0* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000 * *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* * Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *Shares* * * *000000* *S * * *ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO* * * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE ZQ00000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 505006, Louisville, KY 40233-5006 CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com